UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT Investors Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value June 30, 2013

Class IA: $13.03	Class IB: $12.99

Total return at net asset value

(as of 6/30/13)	Class IA shares*	Class IB shares*	S&P 500 Index

6 months	14.44%	14.20%	13.82%

1 year	22.81	22.47	20.60

5 years	43.75	42.00	40.33
Annualized	7.53	7.27	7.01

10 years	88.11	83.55	102.25
Annualized	6.52	6.26	7.30

Life	47.97	42.89	90.69
Annualized	2.62	2.38	4.35

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Investors Fund 1

Report from your fund’s manager

What was the stock market environment like during the six months ended June 30, 2013?

The bull run in equities continued until mid May, when the market environment shifted as investors began to debate the Federal Reserve’s timetable for tapering its massive bond-buying program. Volatility increased from May into June, fueled by Fed Chairman Ben Bernanke’s announcement that the central bank could begin pulling back on its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected.

Despite the late-period downturn, stocks posted solid double-digit gains for the period, and the fund outpaced its benchmark, the S&P 500 Index, due in part to its pro-cyclical positioning. From a market-capitalization and style perspective, small-cap growth stocks delivered the strongest returns and were the only broad category in which growth stocks outperformed value stocks.

Before we discuss the fund’s performance, would you summarize your investment approach?

We describe the fund’s style as a “go-anywhere” approach, meaning I can select growth or value stocks for the fund’s portfolio, with the goal of constructing a portfolio that has the potential to perform well in a variety of market conditions. In addition, while the majority of the fund’s holdings are of larger-capitalization companies, I have the flexibility to move down the capitalization scale to selectively add shares of mid- and small-cap companies. My stock selection process is driven by fundamental research. I believe the stock market is inefficient due to investors’ biases that result in certain securities being mispriced for short periods of time. We seek to capitalize on these mispricings to capture profitable investment opportunities.

What factors bolstered the fund’s performance versus its benchmark?

At the sector level, strong stock selection in financials and information technology fueled the fund’s relative outperformance. Security selection in telecommunication services was also beneficial, as was overall positioning in utilities.

In terms of individual holdings, underweighting consumer electronics giant Apple worked well because its shares sharply underperformed the broad market. Apple’s stock was hampered by disappointing sales of its iPhone® 5 smartphone and an unusually long gap between product introductions.

Several financials stocks were also among the fund’s top contributors. Shares of global financial services provider JPMorgan Chase rose due to strength in corporate and investment banking, improving credit quality in its loan portfolio, and stronger-than-expected earnings. State Street, a leading asset management and custody bank, also contributed as its assets under custody and administration posted solid year-over-year growth during 2013’s first quarter, helped by equity market appreciation and new-business wins. The stock of insurance and investment management heavyweight Prudential Financial also aided relative performance.

Additional contributors included First Solar, which produces solar modules using a proprietary thin-film semiconductor technology, and a lighter-than-benchmark position in Caterpillar, the world’s largest producer of earthmoving equipment, whose shares underperformed during the period. We sold our positions in both First Solar and Caterpillar by period-end.

What are some investments that weren’t as productive?

From a sector perspective, stock picks in energy and consumer discretionary dampened results versus the benchmark. In terms of individual holdings, the primary detractors were an out-of-benchmark stake in Alpha Natural Resources, which is the third-largest coal producer in the United States; Oracle, a leading provider of enterprise software solutions; not holding global pharmaceutical company Bristol-Myers Squibb; and an underweight position in insurance-based conglomerate Berkshire Hathaway.

What is your current perspective on U.S. corporate earnings?

I believe we could be facing some disappointments on the revenue side, and by period-end, we were seeing a downward trend in earnings expectations. The technology sector, in particular, may struggle, as it appears businesses are continuing to hold back on their technology spending, and capital spending overall is well below its peak. There appears to be an ongoing conservatism on the part of company managements; many businesses still have record amounts of cash on their balance sheets, which, in my view, could indicate a lack of confidence. At the same time, it’s possible that we could see an uptick in merger and acquisition activity in the months ahead.

What is your outlook for the coming months?

While I believe continued advances are possible for equities, I don’t expect the market to rally as strongly as it did between November and May. As for the domestic economy, we believe the recovery should continue at a moderate pace. Despite higher mortgage rates, we believe the U.S. housing recovery will continue. Outside the United States, the global environment appears to be relatively stable, except for China, where weaker growth and higher consumer debt levels have created challenges for a government that is trying to stimulate domestic demand. I believe other large emerging markets could struggle with similar imbalances between excess capacity and relatively weak demand.

Where are you finding the most compelling investment opportunities?

I am looking for attractively priced equities of companies that I believe are good allocators of capital. That is, I seek companies that are not trying to grow too fast or overspend, and those that may be returning capital to shareholders in the form of dividends and/or stock buybacks.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2 Putnam VT Investors Fund

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Gerard P. Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Investors Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.88	$5.20	$3.66	$4.91

Ending value
(after expenses)	$1,144.40	$1,142.00	$1,021.17	$1,019.93

Annualized
expense ratio	0.73%	0.98%	0.73%	0.98%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT Investors Fund

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (98.8%)*	Shares	Value

Aerospace and defense (4.3%)
Boeing Co. (The)	10,700	$1,096,108

Honeywell International, Inc.	31,027	2,461,682

L-3 Communications Holdings, Inc.	15,800	1,354,692

Northrop Grumman Corp.	18,100	1,498,680

Raytheon Co.	15,200	1,005,024

Rockwell Collins, Inc. S	8,400	532,644

United Technologies Corp.	15,510	1,441,499

		9,390,329
Air freight and logistics (0.3%)
FedEx Corp.	7,300	719,634

		719,634
Airlines (0.7%)
Copa Holdings SA Class A (Panama)	3,100	406,472

Delta Air Lines, Inc. †	21,000	392,910

Southwest Airlines Co.	53,700	692,193

		1,491,575
Auto components (0.9%)
Lear Corp.	7,100	429,266

Magna International, Inc. (Canada)	6,200	441,564

TRW Automotive Holdings Corp. †	16,096	1,069,418

		1,940,248
Automobiles (0.6%)
Ford Motor Co.	78,500	1,214,395

		1,214,395
Beverages (2.9%)
Coca-Cola Co. (The)	34,500	1,383,795

Coca-Cola Enterprises, Inc.	30,600	1,075,896

Dr. Pepper Snapple Group, Inc.	20,000	918,600

PepsiCo, Inc.	35,420	2,897,002

		6,275,293
Biotechnology (2.5%)
Amgen, Inc.	15,763	1,555,178

Biogen Idec, Inc. †	3,100	667,120

Celgene Corp. †	13,200	1,543,212

Cubist Pharmaceuticals, Inc. †	13,700	661,710

Gilead Sciences, Inc. †	21,678	1,110,130

		5,537,350
Building products (0.2%)
Masco Corp.	21,600	420,984

		420,984
Capital markets (3.8%)
Ameriprise Financial, Inc.	10,800	873,504

Apollo Global Management, LLC. Class A	25,400	612,140

Artisan Partners Asset Management, Inc. † S	5,264	262,726

BlackRock, Inc.	1,700	436,645

Charles Schwab Corp. (The)	25,200	534,996

Goldman Sachs Group, Inc. (The)	13,820	2,090,275

Hannon Armstrong Sustainable Infrastructure
Capital, Inc. † S	21,640	257,083

KKR & Co. LP	18,300	359,778

Legg Mason, Inc. S	10,100	313,201

Morgan Stanley	40,200	982,086

State Street Corp. S	23,500	1,532,435

		8,254,869
Chemicals (2.0%)
Celanese Corp. Ser. A	9,900	443,520

CF Industries Holdings, Inc.	3,100	531,650

Dow Chemical Co. (The) S	16,701	537,271

Huntsman Corp.	29,079	481,548

COMMON STOCKS (98.8%)* cont.	Shares	Value

Chemicals cont.
LyondellBasell Industries NV Class A	13,300	$881,258

Monsanto Co.	8,100	800,280

W.R. Grace & Co. †	7,900	663,916

		4,339,443
Commercial banks (2.8%)
Capital Bank Financial Corp. Class A †	40,001	759,619

First Southern Bancorp, Inc. Class B † F	19,890	92,489

National Bank Holdings Corp. Class A	34,500	679,650

PNC Financial Services Group, Inc.	18,613	1,357,260

Wells Fargo & Co.	78,158	3,225,581

		6,114,599
Commercial services and supplies (0.8%)
ADT Corp. (The) †	19,200	765,120

Pitney Bowes, Inc. S	62,000	910,160

		1,675,280
Communications equipment (2.3%)
Cisco Systems, Inc.	138,941	3,377,656

Qualcomm, Inc.	23,800	1,453,704

Research In Motion, Ltd. (Canada) † S	19,100	199,977

		5,031,337
Computers and peripherals (3.5%)
Apple, Inc.	11,839	4,689,191

EMC Corp. †	48,300	1,140,846

Hewlett-Packard Co. S	37,670	934,216

SanDisk Corp. †	14,039	857,783

		7,622,036
Construction and engineering (0.2%)
Fluor Corp. S	9,000	533,790

		533,790
Consumer finance (0.6%)
Discover Financial Services	15,600	743,184

SLM Corp.	24,100	550,926

		1,294,110
Containers and packaging (0.6%)
Owens-Illinois, Inc. †	18,000	500,220

Rock-Tenn Co. Class A	4,200	419,496

Sealed Air Corp.	19,500	467,025

		1,386,741
Diversified financial services (5.2%)
Bank of America Corp.	157,942	2,031,134

Citigroup, Inc.	53,157	2,549,941

JPMorgan Chase & Co.	125,627	6,631,848

Moody’s Corp.	6,700	408,231

		11,621,154
Diversified telecommunication services (2.0%)
AT&T, Inc.	67,920	2,404,368

Iridium Communications, Inc. † S	79,788	619,155

Verizon Communications, Inc.	28,990	1,459,357

		4,482,880
Electric utilities (0.6%)
Edison International	16,800	809,088

NV Energy, Inc.	18,600	436,356

		1,245,444
Electrical equipment (0.3%)
Emerson Electric Co.	12,000	654,480

		654,480
Electronic equipment, instruments, and components (0.7%)
CDW Corp. †	62,373	1,161,385

Corning, Inc.	32,200	458,206

		1,619,591
Energy equipment and services (1.9%)
Ensco PLC Class A (United Kingdom)	10,300	598,636

Halliburton Co.	19,700	821,884

Helmerich & Payne, Inc. S	6,700	418,415

Putnam VT Investors Fund 5

COMMON STOCKS (98.8%)* cont.	Shares	Value

Energy equipment and services cont.
Nabors Industries, Ltd. S	45,600	$698,136

Schlumberger, Ltd.	22,384	1,604,037

		4,141,108
Food and staples retail (2.9%)
Costco Wholesale Corp.	6,400	707,648

CVS Caremark Corp.	35,980	2,057,336

Kroger Co. (The)	40,300	1,391,962

Safeway, Inc.	10,400	246,064

Wal-Mart Stores, Inc.	18,100	1,348,269

Walgreen Co.	13,500	596,700

		6,347,979
Food products (0.6%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	72,739	611,008

General Mills, Inc.	16,200	786,186

		1,397,194
Gas utilities (0.3%)
UGI Corp. S	17,300	676,603

		676,603
Health-care equipment and supplies (2.2%)
Abbott Laboratories	23,110	806,077

Becton, Dickinson and Co. S	5,100	504,033

CareFusion Corp. †	15,600	574,860

Covidien PLC	15,700	986,588

Medtronic, Inc.	20,690	1,064,914

Stryker Corp.	8,800	569,184

Zimmer Holdings, Inc. S	5,400	404,676

		4,910,332
Health-care providers and services (2.6%)
Aetna, Inc.	15,669	995,608

AmerisourceBergen Corp.	8,400	468,972

Cardinal Health, Inc.	14,300	674,960

CIGNA Corp.	7,600	550,924

Community Health Systems, Inc.	9,800	459,424

HCA Holdings, Inc.	13,600	490,416

HealthSouth Corp. †	13,300	383,040

Omnicare, Inc. S	10,300	491,413

UnitedHealth Group, Inc.	19,500	1,276,860

		5,791,617
Hotels, restaurants, and leisure (2.1%)
McDonald’s Corp. S	12,030	1,190,970

MGM Resorts International †	25,100	370,978

Penn National Gaming, Inc. † S	6,800	359,448

Red Robin Gourmet Burgers, Inc. † S	10,600	584,908

Royal Caribbean Cruises, Ltd.	16,300	543,442

Vail Resorts, Inc. S	5,500	338,360

Wyndham Worldwide Corp.	13,000	743,990

Wynn Resorts, Ltd.	4,500	576,000

		4,708,096
Household durables (0.4%)
Newell Rubbermaid, Inc.	14,300	375,375

Whirlpool Corp.	4,100	468,876

		844,251
Household products (1.7%)
Colgate-Palmolive Co.	8,000	458,320

Energizer Holdings, Inc.	3,400	341,734

Kimberly-Clark Corp.	8,400	815,976

Procter & Gamble Co. (The)	26,950	2,074,881

		3,690,911
Independent power producers and energy traders (0.2%)
NRG Energy, Inc.	18,100	483,270

		483,270

COMMON STOCKS (98.8%)* cont.	Shares	Value

Industrial conglomerates (0.9%)
General Electric Co.	89,920	$2,085,245

		2,085,245
Insurance (4.0%)
American International Group, Inc. †	23,633	1,056,395

Berkshire Hathaway, Inc. Class B †	5,830	652,494

Genworth Financial, Inc. Class A †	44,500	507,745

Hartford Financial Services Group, Inc. (The)	27,013	835,242

Lincoln National Corp.	17,100	623,637

MetLife, Inc.	28,448	1,301,780

Prudential Financial, Inc.	24,100	1,760,023

Travelers Cos., Inc. (The)	16,990	1,357,841

XL Group PLC	24,000	727,680

		8,822,837
Internet and catalog retail (0.6%)
Amazon.com, Inc. †	2,300	638,687

Priceline.com, Inc. †	700	578,991

		1,217,678
Internet software and services (2.6%)
eBay, Inc. †	18,100	936,132

Google, Inc. Class A †	4,375	3,851,619

VeriSign, Inc. † S	9,800	437,668

Yahoo!, Inc. †	20,200	507,222

		5,732,641
IT Services (3.2%)
Accenture PLC Class A	8,900	640,444

Alliance Data Systems Corp. †	5,200	941,356

Computer Sciences Corp.	29,200	1,278,084

Fidelity National Information Services, Inc.	18,700	801,108

IBM Corp.	9,680	1,849,945

Unisys Corp. †	11,780	259,985

Visa, Inc. Class A	6,600	1,206,150

		6,977,072
Leisure equipment and products (0.2%)
Hasbro, Inc. S	9,800	439,334

		439,334
Life sciences tools and services (0.6%)
Agilent Technologies, Inc.	10,400	444,704

Mettler-Toledo International, Inc. † S	1,600	321,920

Thermo Fisher Scientific, Inc. S	6,845	579,292

		1,345,916
Machinery (1.4%)
AGCO Corp.	9,300	466,767

CNH Global NV	7,803	325,073

Deere & Co. S	8,200	666,250

Flowserve Corp. S	10,800	583,308

SPX Corp.	6,600	475,068

Terex Corp. † S	9,900	260,370

Trinity Industries, Inc. S	10,100	388,244

		3,165,080
Media (2.3%)
CBS Corp. Class B	10,300	503,361

Comcast Corp. Class A	35,670	1,493,860

Gannett Co., Inc.	30,100	736,246

Time Warner Cable, Inc.	6,200	697,376

Time Warner, Inc.	21,000	1,214,220

WPP PLC ADR (United Kingdom) S	5,113	436,599

		5,081,662
Metals and mining (0.3%)
Alcoa, Inc. S	55,000	430,100

Teck Resources, Ltd. Class B (Canada)	12,000	256,440

		686,540

6 Putnam VT Investors Fund

COMMON STOCKS (98.8%)* cont.	Shares	Value

Multi-utilities (0.7%)
CenterPoint Energy, Inc.	36,500	$857,385

CMS Energy Corp.	22,400	608,608

		1,465,993
Multiline retail (1.5%)
Macy’s, Inc.	29,300	1,406,400

Target Corp.	26,400	1,817,904

		3,224,304
Office electronics (0.2%)
Xerox Corp.	60,600	549,642

		549,642
Oil, gas, and consumable fuels (8.7%)
Alpha Natural Resources, Inc. † S	58,938	308,835

Bonanza Creek Energy, Inc. †	5,290	187,583

Chevron Corp.	27,940	3,306,420

Exxon Mobil Corp.	73,205	6,614,072

Hess Corp.	11,900	791,231

LRR Energy LP	24,778	364,732

Marathon Oil Corp.	13,300	459,914

Marathon Petroleum Corp.	9,600	682,176

Murphy Oil Corp. S	11,300	688,057

Noble Energy, Inc.	12,200	732,488

Occidental Petroleum Corp.	12,872	1,148,569

Oiltanking Partners LP (Units)	9,178	466,242

Phillips 66	15,350	904,269

Royal Dutch Shell PLC ADR (United Kingdom)	17,786	1,134,747

Suncor Energy, Inc. (Canada)	29,400	867,006

Valero Energy Corp.	18,800	653,676

		19,310,017
Paper and forest products (0.2%)
International Paper Co.	8,900	394,359

		394,359
Personal products (0.5%)
Coty, Inc. Class A † S	29,158	500,934

Herbalife, Ltd. S	12,020	542,583

		1,043,517
Pharmaceuticals (6.2%)
AbbVie, Inc.	35,810	1,480,385

AstraZeneca PLC (United Kingdom)	8,971	424,364

Eli Lilly & Co.	26,600	1,306,592

Jazz Pharmaceuticals PLC †	7,000	481,110

Johnson & Johnson	40,130	3,445,562

Medicines Co. (The) †	10,100	310,676

Merck & Co., Inc.	24,500	1,138,025

Pfizer, Inc.	115,786	3,243,166

Sanofi ADR (France)	9,000	463,590

Zoetis, Inc.	41,379	1,278,185

		13,571,655
Professional services (0.2%)
ManpowerGroup, Inc.	8,900	487,720

		487,720
Real estate investment trusts (REITs) (0.5%)
American Tower Corp. Class A	6,500	475,605

Armada Hoffler Properties, Inc. †	60,354	710,970

		1,186,575
Road and rail (0.4%)
Canadian National Railway Co. (Canada)	4,600	447,442

Ryder System, Inc.	7,400	449,846

		897,288
Semiconductors and semiconductor equipment (1.7%)
Intel Corp. S	64,120	1,552,986

Marvell Technology Group, Ltd.	29,600	346,616

NVIDIA Corp. S	30,300	425,109

COMMON STOCKS (98.8%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Texas Instruments, Inc.	28,600	$997,282

Xilinx, Inc. S	10,700	423,827

		3,745,820
Software (4.0%)
Microsoft Corp.	137,550	4,749,602

Oracle Corp.	92,830	2,851,738

Symantec Corp.	38,700	869,589

TiVo, Inc. † S	25,700	283,985

		8,754,914
Specialty retail (2.8%)
Best Buy Co., Inc. S	19,900	543,867

CST Brands, Inc. † S	1,700	52,377

Foot Locker, Inc.	14,000	491,820

Gap, Inc. (The)	14,900	621,777

Home Depot, Inc. (The)	28,600	2,215,642

Lowe’s Cos., Inc.	18,500	756,650

Office Depot, Inc. †	103,600	400,932

PetSmart, Inc. S	6,200	415,338

TJX Cos., Inc. (The)	12,700	635,762

		6,134,165
Textiles, apparel, and luxury goods (0.7%)
Gildan Activewear, Inc. (Canada)	10,300	417,253

Hanesbrands, Inc. S	8,900	457,638

Michael Kors Holdings, Ltd. (Hong Kong) †	9,100	564,382

		1,439,273
Tobacco (1.4%)
Altria Group, Inc.	21,900	766,281

Philip Morris International, Inc.	25,533	2,211,668

		2,977,949
Trading companies and distributors (0.3%)
HD Supply Holdings, Inc. †	40,800	766,632

		766,632

Total common stocks (cost $160,919,033)		$217,360,751

INVESTMENT COMPANIES (0.5%)*	Shares	Value

SPDR S&P Homebuilders ETF S	40,500	$1,191,510

Total investment companies (cost $720,253)		$1,191,510

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value

Intelsat SA Ser. A, $2.875 cv. pfd. (Luxembourg) †	8,910	$490,050

Iridium Communications, Inc. 144A $7.00 cv. pfd.	4,573	481,022

Unisys Corp. Ser. A, 6.25% cv. pfd.	2,904	180,956

Total convertible preferred stocks (cost $1,193,200)		$1,152,028

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp, Inc. 5.00% cum. pfd.
(acquired 12/17/09, cost $34,000) † ‡ F	34	$34,000

Total preferred stocks (cost $34,000)		$34,000

SHORT-TERM INVESTMENTS (10.3%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	21,984,325	$21,984,325

Putnam Short Term Investment Fund 0.03% L	628,344	628,344

Total short-term investments (cost $22,612,669)		$22,612,669

Total investments (cost $185,479,155)		$242,350,958

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Putnam VT Investors Fund 7

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $220,024,923.

† Non-income-producing security.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $34,000, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $734,400 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$26,243,406	$—	$—

Consumer staples	21,732,843	—	—

Energy	23,451,125	—	—

Financials	37,201,655	92,489	—

Health care	30,732,506	424,364	—

Industrials	22,288,037	—	—

Information technology	40,033,053	—	—

Materials	6,807,083	—	—

Telecommunication services	4,482,880	—	—

Utilities	3,871,310	—	—

Total common stocks	216,843,898	516,853	—

Convertible preferred stocks	—	1,152,028	—

Investment companies	1,191,510	—	—

Preferred stocks	—	—	34,000

Short-term investments	628,344	21,984,325	—

Totals by level	$218,663,752	$23,653,206	$34,000

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Investors Fund

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $21,253,168 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $162,866,486)	$219,738,289

Affiliated issuers (identified cost $22,612,669) (Notes 1 and 6)	22,612,669

Dividends, interest and other receivables	284,073

Receivable for shares of the fund sold	71

Receivable for investments sold	3,800,340

Total assets	246,435,442

Liabilities

Payable to custodian	73,322

Payable for investments purchased	3,563,734

Payable for shares of the fund repurchased	456,558

Payable for compensation of Manager (Note 2)	103,916

Payable for custodian fees (Note 2)	8,351

Payable for investor servicing fees (Note 2)	15,912

Payable for Trustee compensation and expenses (Note 2)	135,322

Payable for administrative services (Note 2)	402

Payable for distribution fees (Note 2)	29,685

Collateral on securities loaned, at value (Note 1)	21,984,325

Other accrued expenses	38,992

Total liabilities	26,410,519

Net assets	$220,024,923

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$228,479,995

Undistributed net investment income (Note 1)	1,057,074

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(66,383,781)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	56,871,635

Total — Representing net assets applicable to capital shares outstanding	$220,024,923

Computation of net asset value Class IA

Net assets	$80,001,663

Number of shares outstanding	6,141,100

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.03

Computation of net asset value Class IB

Net assets	$140,023,260

Number of shares outstanding	10,777,522

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$12.99

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 9

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $10,338)	$2,403,395

Interest (including interest income of $235 from investments in affiliated issuers) (Note 6)	335

Securities lending (Note 1)	31,681

Total investment income	2,435,411

Expenses

Compensation of Manager (Note 2)	637,334

Investor servicing fees (Note 2)	114,465

Custodian fees (Note 2)	9,492

Trustee compensation and expenses (Note 2)	9,668

Distribution fees (Note 2)	184,080

Administrative services (Note 2)	2,597

Other	52,883

Total expenses	1,010,519

Expense reduction (Note 2)	(6,568)

Net expenses	1,003,951

Net investment income	1,431,460

Net realized gain on investments (Notes 1 and 3)	22,356,393

Net realized loss on foreign currency transactions (Note 1)	(233)

Net realized gain on written options (Notes 1 and 3)	15,340

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(97)

Net unrealized appreciation of investments and written options during the period	6,737,621

Net gain on investments	29,109,024

Net increase in net assets resulting from operations	$30,540,484

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$1,431,460	$3,669,730

Net realized gain on investments and foreign currency transactions	22,371,500	20,192,342

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,737,524	12,683,862

Net increase in net assets resulting from operations	30,540,484	36,545,934

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,419,162)	(1,241,031)

Class IB	(2,278,748)	(2,054,792)

Decrease from capital share transactions (Note 4)	(26,274,787)	(47,172,516)

Total increase (decrease) in net assets	567,787	(13,922,405)

Net assets:

Beginning of period	219,457,136	233,379,541

End of period (including undistributed net investment income of $1,057,074 and $3,323,524, respectively)	$220,024,923	$219,457,136

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Investors Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$11.59	.09	1.58	1.67	(.23)	(.23)	$13.03	14.44*	$80,002	.36*	.71*	45*

12/31/12	10.05	.19	1.52	1.71	(.17)	(.17)	11.59	17.06	75,932.74		1.76	60

12/31/11	10.15	.14	(.10)	.04	(.14)	(.14)	10.05	.29	75,974.73		1.40	55

12/31/10	9.01	.12	1.15	1.27	(.13)	(.13)	10.15	14.24	88,583.73		1.28	85

12/31/09	6.99	.12	2.01	2.13	(.11)	(.11)	9.01	31.18	92,424	.79[e]	1.58[e]	125

12/31/08	11.60	.10	(4.66)	(4.56)	(.05)	(.05)	6.99	(39.44)	79,111	.77[e]	1.06[e]	127

Class IB

6/30/13†	$11.55	.07	1.56	1.63	(.19)	(.19)	$12.99	14.20*	$140,023	.48*	.58*	45*

12/31/12	10.01	.17	1.51	1.68	(.14)	(.14)	11.55	16.83	143,525.99		1.50	60

12/31/11	10.11	.12	(.11)	.01	(.11)	(.11)	10.01	.04	157,406.98		1.15	55

12/31/10	8.98	.09	1.15	1.24	(.11)	(.11)	10.11	13.92	185,088.98		1.03	85

12/31/09	6.96	.10	2.01	2.11	(.09)	(.09)	8.98	30.82	188,392	1.04[e]	1.33[e]	125

12/31/08	11.54	.08	(4.64)	(4.56)	(.02)	(.02)	6.96	(39.55)	156,606	1.02[e]	.87[e]	127

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	<0.01%

12/31/08	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 11

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Investors Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to

12 Putnam VT Investors Fund

perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $21,256,779. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $21,984,325.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $85,280,051 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$66,977,511	N/A	$66,977,511	12/31/16

18,302,540	N/A	18,302,540	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $188,954,385, resulting in gross unrealized appreciation and depreciation of $55,889,426 and $2,492,853, respectively, or net unrealized appreciation of $53,396,573.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Putnam VT Investors Fund 13

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$40,233
Class IB	74,232

Total	$114,465

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $6,565 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $168, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$184,080

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $100,667,018 and $128,581,096, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity
	number of contracts	option premiums

Written options outstanding at
the beginning of the reporting period	23,600	$15,340

Options opened	—	—

Options exercised	—	—

Options expired	(23,600)	(15,340)

Options closed	—	—

Written options outstanding at
the end of the reporting period	—	$—

14 Putnam VT Investors Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	42,411	$533,818	69,121	$771,174	95,716	$1,158,901	200,268	$2,192,119

Shares issued in connection with
reinvestment of distributions	112,991	1,419,162	110,020	1,241,031	181,863	2,278,748	182,486	2,054,792

	155,402	1,952,980	179,141	2,012,205	277,579	3,437,649	382,754	4,246,911

Shares repurchased	(565,456)	(7,182,182)	(1,186,508)	(13,147,964)	(1,930,550)	(24,483,234)	(3,672,823)	(40,283,668)

Net decrease	(410,054)	$(5,229,202)	(1,007,367)	$(11,135,759)	(1,652,971)	$(21,045,585)	(3,290,069)	$(36,036,757)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Written equity option contracts (number of contracts)	3,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$15,340	$15,340

Total	$15,340	$15,340

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$(15,304)	$(15,304)

Total	$(15,304)	$(15,304)

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliates	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund *	$925,339	$4,851,660	$5,776,999	$124	$—

Putnam Short Term Investment Fund *	—	9,751,019	9,122,675	111	628,344

Totals	$925,339	$14,602,679	$14,899,674	$235	$628,344

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Offsetting of financial and derivative assets and liabilities

	Goldman Sachs Bank USA	Total

Assets:

Securities on loan**	$21,253,168	$21,253,168

Total Assets	$21,253,168	$21,253,168

Total Financial and Derivative Net Assets	$21,253,168	$21,253,168

Total collateral received (pledged)##†	$21,253,168	$21,253,168

Net amount	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

Putnam VT Investors Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an

16 Putnam VT Investors Fund

appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net

Putnam VT Investors Fund 17

asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 233, 216 and 195 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Putnam VT Investors Fund

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Putnam VT Investors Fund 19

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20 Putnam VT Investors Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Investors Fund 21

This report has been prepared for the shareholders	H516
of Putnam VT Investors Fund.	282479 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013